MASTER CONVERTIBLE PROMISSORY NOTE

Effective Date: October 1, 2015 U.S. $85,000.00

FOR VALUE RECEIVED, BIOCORRX, INC., a Nevada corporation (**"Borrower"**), promises to pay to ST. GEORGE INVESTMENTS LLC, a Utah limited liability company, or its successors or assigns (**"Lender"**), $85,000.00 and any interest, fees, charges and penalties in accordance with the terms set forth herein. This Master Convertible Promissory Note (this **"Master Note"**) is issued and made effective as of October 1, 2015 (the **"Effective Date"**). For purposes hereof, the **"Outstanding Balance"** of each Note (as defined below) means the Purchase Price (as defined below) of such Note, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, redemption, conversion or otherwise, plus any original issue discount (**"OID"**), the Transaction Expense Amount (as defined below), accrued but unpaid interest, collection and enforcements costs, and any other fees or charges (including without limitation late charges) incurred under each such Note. This Master Note and each of the Subsequent Notes (as defined below) are issued pursuant to that certain Securities Purchase Agreement dated October 1, 2015, as the same may be amended from time to time (the **"Purchase Agreement"**, and together with this Master Note and each of the Subsequent Notes, the **"Transaction Documents"**) by and between Borrower and Lender. Certain capitalized terms used herein are defined in Section 13.

The purchase price for this Master Note is $75,000.00 (the **"Purchase Price"**) payable by wire transfer. The initial Outstanding Balance of this Master Note shall include the Purchase Price, a $7,500.00 OID, and $2,500.00 to cover Lender's legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Notes (the **"Transaction Expense Amount"**). Borrower agrees that this Master Note is fully paid for as of the Effective Date. For purposes hereof, the term **"Purchase Price Date"** means the date the Purchase Price is delivered by Lender to Borrower.

Lender shall have the right, but only with the consent of Borrower, to lend additional funds to Borrower in up to two (2) additional tranches, each in the amount of $75,000.00, at any time or from time to time beginning on the Effective Date and ending one (1) year from the date that the entire Outstanding Balance of the most recently funded Note has been repaid (the **"Option Expiration Date"**). On the date Lender pays the Purchase Price for any Subsequent Note (the **"Subsequent Note Payment Date"**), Borrower will execute and issue to Lender a Subsequent Promissory Note in the form attached hereto as Exhibit B (each, a **"Subsequent Note"**, and together with this Master Note, the **"Notes"**, and each of the Notes individually, a **"Note"**). Each Subsequent Note shall have an initial Outstanding Balance of $82,500.00, consisting of $75,000.00 payable by wire (to be deemed the "Purchase Price" for such Subsequent Note) and a $7,500.00 OID. Each of the Subsequent Notes shall be executed by Borrower and issued to Lender on the applicable Subsequent Note Payment Date. Upon issuance to Lender, each Subsequent Note shall be an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Each Subsequent Note shall be considered a separate instrument from this Master Note and each other Subsequent Note.

This Master Note and each Subsequent Note shall have its own separate maturity date, which shall be the date that is one (1) year (for each Note, the **"Maturity Date"**) from the applicable Purchase Price Date for each applicable Note. For the avoidance of doubt, each Note will have a separate Purchase Price Date corresponding to the date the Purchase Price for the applicable Note is delivered by Lender to Borrower. On each separate Maturity Date, the applicable Outstanding Balance shall be due and payable. Borrower and Lender agree that for Rule 144 purposes each Subsequent Note shall be considered fully paid and the applicable holding period shall begin on the Subsequent Note Payment Date for such Subsequent Note. The terms of each Subsequent Note are incorporated by reference and made a part of this Master Note. In the case of any conflict between this Master Note and any Subsequent Note, the

terms of this Master Note shall govern except with respect to any terms expressly supplied by such Subsequent Note.

Subject to the adjustments described in this paragraph, and provided that no Event of Default (as defined below) has occurred, the conversion price for each Note shall be equal to the product of 60% (as adjusted pursuant to this paragraph, the "**Conversion Factor**") multiplied by the lowest intra-day trade price of Borrower's common stock, $0.001 par value per share ("**Common Stock**"), in the twenty-five (25) Trading Days immediately preceding the Conversion (as defined below) (the "**Conversion Price**"). Additionally, if at any time after the Effective Date, Borrower is not DWAC Eligible, then the Conversion Factor will automatically be reduced by 5% for all future Conversions under all Notes. If at any time after the Effective Date, Borrower is not DTC Eligible, then the Conversion Factor will automatically be reduced by an additional 5% for all future Conversions under all Notes. Finally, in addition to the Default Effect (as defined below), if any Major Default occurs after the Effective Date, the Conversion Factor shall automatically be reduced for all Notes for all future Conversions by 5% for each of the first three (3) Major Defaults that occur after the Effective Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three (3) separate times). Notwithstanding the foregoing, the Conversion Factor shall not be reduced below 50% pursuant to the terms of this paragraph. For example, the first time Borrower is not DWAC Eligible, the Conversion Factor for all future Conversions under all Notes thereafter will be reduced from 60% to 55%. Following such event, the first time Borrower is not DTC Eligible, the Conversion Factor for all future Conversions under all Notes will be reduced from 55% to 50%. By way of a second example, if Borrower remains DWAC Eligible, but there are three (3) separate occurrences of a Major Default pursuant to Section 4.1(xv), then for purposes of this example the Conversion Factor for all Notes would be reduced from 60% to 55% for the first such occurrence, then to 50% for the second occurrence, but the Conversion Factor would not be reduced below 50% for the third such occurrence.

1. Prepayment; Interest. Borrower may repay any Note at any time on or before the date that is one hundred twenty (120) days from the applicable Purchase Price Date (the "**Prepayment Opportunity Date**"). If Borrower repays a Note on or before the applicable Prepayment Opportunity Date, the interest rate shall be ZERO PERCENT (0%). If Borrower does not repay the entire Outstanding Balance of the applicable Note on or before the applicable Prepayment Opportunity Date, a one-time interest charge of 12% (the "**Interest Charge**") shall be applied to the Outstanding Balance of such Note. Any interest payable is in addition to any applicable OID and the Transaction Expense Amount. Any OID and the Transaction Expense Amount remain payable regardless of the time and manner of payment by Borrower. Following the Prepayment Opportunity Date of each Note, such Note may only be prepaid by Borrower with the prior written consent of Lender. If Lender consents to Borrower's prepayment of all or any portion of a Note, Borrower shall pay to Lender 125% of the portion of the Outstanding Balance of such Note that Lender allows Borrower to prepay.

2. Conversion. Lender has the right at any time after the date that is one hundred twenty (120) days from the Effective Date, at its election, to convert (each instance of conversion is referred to herein as a "**Conversion**") all or any part of the Outstanding Balance of such Note into shares ("**Conversion Shares**") of fully paid and non-assessable Common Stock as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the "**Conversion Amount**") divided by the Conversion Price. Conversion notices, in the form attached hereto as Exhibit A (a "**Conversion Notice**"), under any of the Notes may be effectively delivered to Borrower by any method of Lender's choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Conversions shall be cashless and not require further payment from Lender. If no objection is delivered from Borrower to Lender regarding any variable or calculation of the Conversion Notice within 24 hours of delivery of the Conversion Notice, Borrower shall have been

thereafter deemed to have irrevocably confirmed and irrevocably ratified such Conversion Notice and waived any objection thereto. Borrower shall deliver the Conversion Shares from any Conversion to Lender within three (3) Trading Days of Lender's delivery of the Conversion Notice to Borrower (the "**Delivery Date**").

3. Conversion Delays. If Borrower fails to deliver Conversion Shares in accordance with the timeframes stated in Section 2, Lender, at any time prior to selling all of those Conversion Shares, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares, with a corresponding increase to the applicable Outstanding Balance (any returned Conversion Amount will tack back to the Purchase Price Date of the applicable Note). In addition, for each Conversion, in the event that Conversion Shares are not delivered by the Delivery Date, a late fee equal to the greater of (i) $500.00 per day and (ii) 2% of the applicable Conversion Share Value rounded to the nearest multiple of $100.00 (but in any event the cumulative amount of such late fees for each Conversion shall not exceed 200% of the applicable Conversion Share Value) will be assessed for each day after the Delivery Date until Conversion Share delivery is made; and such late fee will be added to the Note being converted (such fees, the "**Conversion Delay Late Fees**"). For illustration purposes only, if Lender delivers a Conversion Notice to Borrower pursuant to which Borrower is required to deliver 100,000 Conversion Shares to Lender and on the Delivery Date such Conversion Shares have a Conversion Share Value of $20,000.00 (assuming a Closing Trade Price on the Delivery Date of $0.20 per share of Common Stock), then in such event a Conversion Delay Late Fee in the amount of $500.00 per day (the greater of $500.00 per day and $20,000.00 multiplied by 2%, which is $400.00) would be added to the Outstanding Balance of the Note until such Conversion Shares are delivered to Lender. For purposes of this example, if the Conversion Shares are delivered to Lender twenty (20) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $10,000.00 (20 days multiplied by $500.00 per day). If the Conversion Shares are delivered to Lender one hundred (100) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $40,000.00 (100 days multiplied by $500.00 per day, but capped at 200% of the Conversion Share Value).

4. Default.

4.1. Events of Default. The following are events of default under the Notes (each, an "**Event of Default**"): (i) Borrower shall fail to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; or (ii) Borrower shall fail to deliver any Conversion Shares in accordance with the terms hereof; or (iii) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or (iv) Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (v) Borrower shall make a general assignment for the benefit of creditors; or (vi) Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (vii) an involuntary proceeding shall be commenced or filed against Borrower; or (viii) Borrower, at any time after the Effective Date, is not DWAC Eligible; or (ix) Borrower shall default or otherwise fail to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Transaction Document, or in any Subsequent Note, other than those specifically set forth in this Section 4.1 and Section 4 of the Purchase Agreement; or (x) any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein or in connection with the issuance of the Notes shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or (xi) Borrower shall fail to maintain the Share Reserve as required under the Purchase Agreement; or (xii) Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; or (xiii) any money judgment, writ or similar process shall be entered or filed against Borrower or any subsidiary of Borrower

or any of its property or other assets for more than $100,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; or (xiv) Borrower shall fail to observe or perform any covenant set forth in Section 4 of the Purchase Agreement.

4.2. Cross Default. A breach or default by Borrower of any covenant or other term or condition contained in any Other Agreements shall, at the option of Lender, be considered an Event of Default under each Note, in which event Lender shall be entitled (but in no event required) to apply all rights and remedies of Lender under the terms of the Notes. For the avoidance of doubt, all existing and future loan transactions between Borrower and Lender and their respective affiliates will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to Lender.

5. Remedies. At any time and from time to time after Lender becoming aware of the occurrence of any Event of Default, Lender may accelerate all the Notes for which the applicable Purchase Price has been paid by written notice to Borrower, with the Outstanding Balance of each such Note becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the Outstanding Balance by applying the Default Effect (subject to the limitation set forth below) via written notice to Borrower without accelerating the Outstanding Balance, in which event the Outstanding Balance shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the Outstanding Balance shall not be immediately due and payable unless so declared by Lender (for the avoidance of doubt, if Lender elects to apply the Default Effect pursuant to this sentence, it shall reserve the right to declare the Outstanding Balance immediately due and payable at any time and no such election by Lender shall be deemed to be a waiver of its right to declare the Outstanding Balance immediately due and payable as set forth herein unless otherwise agreed to by Lender in writing). Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (iii), (iv), (v), (vi) or (vii) of Section 4.1, each Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law ("**Default Interest**"). Additionally, following the occurrence of any Event of Default, Borrower may, at its option, pay any Conversion in cash instead of Conversion Shares by paying to Lender on or before the applicable Delivery Date a cash amount equal to the number of Conversion Shares set forth in the applicable Conversion Notice multiplied by the highest intra-day trading price of the Common Stock that occurs during the period beginning on the date the applicable Event of Default occurred and ending on the date of the applicable Conversion Notice. In connection with such acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the applicable Note until such time, if any, as Lender receives full payment pursuant to this Section 5. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender's right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower's failure to timely deliver Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

6. Effect of Certain Events.

6.1. Adjustment Due to Distribution. If Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to Borrower's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "**Distribution**"), then Lender shall be entitled, upon any conversion of any Note after the date of record for determining stockholders entitled to such Distribution, to receive the amount of such assets which would have been payable to Lender with respect to the shares of Common Stock issuable upon such conversion had Lender been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

6.2. Adjustments for Stock Split. Notwithstanding anything herein to the contrary, any references to share numbers or share prices shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction.

7. No Offset. Borrower acknowledges that each Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or conversions called for herein in accordance with the terms of the Notes.

8. Ownership Limited to 9.99% of Common Stock Outstanding. Notwithstanding anything to the contrary contained in any of the Notes (except as set forth below in this section), the Notes shall not be convertible by Lender, and Borrower shall not effect any conversion of the Notes or otherwise issue any shares of Common Stock pursuant to Section 2 hereof, to the extent (but only to the extent) that Lender together with any of its affiliates would beneficially own in excess of 9.99% (the "**Maximum Percentage**") of the Common Stock outstanding. To the extent the foregoing limitation applies, the determination of whether a Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by Lender or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by Lender and its affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to Borrower for conversion, exercise or exchange (as the case may be). No prior inability to convert a Note, or to issue shares of Common Stock, pursuant to this section shall have any effect on the applicability of the provisions of this section with respect to any subsequent determination of convertibility. The shares of Common Stock issuable to Lender that would cause the Maximum Percentage to be exceeded are referred to herein as the "**Ownership Limitation Shares**". Borrower will reserve the Ownership Limitation Shares for the exclusive benefit of Lender. From time to time, Lender may notify Borrower in writing of the number of the Ownership Limitation Shares that may be issued to Lender without causing Lender to exceed the Maximum Percentage. Upon receipt of such notice, Borrower shall be unconditionally obligated to immediately issue such designated shares to Lender, with a corresponding reduction in the number of the Ownership Limitation Shares. For purposes of this section, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined below) and the rules and regulations promulgated thereunder. The provisions of this section shall be implemented in a manner otherwise than in strict conformity with the terms of this section to correct this section (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this section shall apply to a successor holder of this Master Note and shall be unconditional, irrevocable and non-waivable. For any reason at any time, upon the written or oral request of Lender, Borrower shall within one (1) Trading Day confirm orally and in writing to Lender the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of

convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Master Note. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

9. Survival. This Master Note shall survive until the later of (i) the Option Expiration Date, and (ii) the date the last funded Subsequent Note has been repaid or converted in full.

10. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to any Note, Lender has the right to have any such opinion provided by its counsel. Lender also has the right to have any such opinion provided by Borrower's counsel.

11. Time of the Essence. Time is expressly made of the essence with respect to each and every provision of this Master Note. If the last day of any time period stated herein shall fall on a Saturday, Sunday or non-Trading Day, then such time period shall be extended to the next Trading Day.

12. Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of any Note, Lender's damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties' inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Default Interest, or other charges assessed under any Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender's and Borrower's expectations that any such liquidated damages will tack back to the applicable Purchase Price Date for purposes of determining the holding period under Rule 144).

13. Definitions.

13.1. **"Closing Bid Price"** and **"Closing Trade Price"** means the last closing bid price and last closing trade price, respectively, for the Common Stock on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of the Common Stock prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for the Common Stock, the last closing bid price or last trade price, respectively, of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for the Common Stock as reported by OTC Markets Group, Inc., and any successor thereto. If the Closing Bid Price or the Closing Trade Price cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Trade Price (as the case may be) of the Common Stock on such date shall be the fair market value as mutually determined by Lender and Borrower. If Lender and Borrower are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved in accordance with the procedures in Section [8.5] of the Purchase Agreement. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

13.2. **"Conversion Share Value"** means the product of the number of Conversion Shares deliverable pursuant to any Conversion multiplied by the Closing Trade Price of the Common Stock on the Delivery Date for such Conversion.

13.3. **"Default Effect"** means a calculation obtained by multiplying the Outstanding Balance as of the date the applicable Event of Default occurred by (i) 15% for each occurrence of any Major Default, or (ii) 5% for each occurrence of any Minor Default, and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under the applicable Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three (3) times hereunder with respect to Major Defaults and three (3) times hereunder with respect to Minor Defaults; and provided further that the Default Effect shall not apply to any Event of Default pursuant to Section 4.1(ii) hereof.

13.4. **"DTC"** means the Depository Trust Company.

13.5. **"DTC Eligible"** means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender's brokerage firm for the benefit of Lender.

13.6. **"DTC/FAST Program"** means the DTC's Fast Automated Securities Transfer Program.

13.7. **"DWAC"** means Deposit Withdrawal at Custodian as defined by the DTC.

13.8. **"DWAC Eligible"** means that (i) the Common Stock is eligible at the DTC for full services pursuant to DTC's operational arrangements, including without limitation transfer through DTC's DWAC system, (ii) Borrower has been approved (without revocation) by the DTC's underwriting department, (iii) Borrower's transfer agent is approved as an agent in the DTC/FAST Program, (iv) the Conversion Shares are otherwise eligible for delivery via DWAC; (v) Borrower's transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC; and (vi) Borrower has previously delivered all Conversion Shares to Lender under the Note via DWAC.

13.9. **"Major Default"** means any Event of Default occurring under Sections 4.1(i), (xi), or (xiv) of this Master Note.

13.10. **"Mandatory Default Amount"** means the greater of (i) the applicable Outstanding Balance divided by the Conversion Price on the date the Mandatory Default Amount is demanded, multiplied by the VWAP on the date the Mandatory Default Amount is demanded, or (ii) the Default Effect.

13.11. **"Minor Default"** means any Event of Default that is not a Major Default.

13.12. **"Other Agreements"** means, collectively, all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand.

13.13. **"Trading Day"** means any day on which the Common Stock is traded or tradable for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

13.14. **"VWAP"** means volume weighted average price.

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IN WITNESS WHEREOF, Borrower has caused this Master Note to be duly executed as of the Effective Date set out above.

BORROWER:

BIOCORRX, INC.

By: Lourdes Felix
Name: Lourdes Felix
Title: CFO

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

ST. GEORGE INVESTMENTS LLC

By: Fife Trading, ~~Inc~~., Manager

By: ______________
John M. Fife, President

<u>**EXHIBIT A**</u>

CONVERSION NOTICE

ST. GEORGE INVESTMENTS LLC
303 EAST WACKER DRIVE, SUITE 1040
CHICAGO, ILLINOIS 60601

Date: ____________________
BioCorRx, Inc.
601 North Parkcenter Drive, Suite 103
Santa Ana, California 92705
Attn: Kent Emry

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to BioCorRx, Inc., a Nevada corporation (the "**Company**"), pursuant to that certain Master Convertible Promissory Note made by the Company in favor of Lender on October 1, 2015 or a Subsequent Note thereunder, as applicable (the "**Note**"), that Lender elects to convert the portion of the Outstanding Balance of the Note set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below. Such conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note.

Master Note or Subsequent Note #:______________

A. Date of conversion: ___________
B. Conversion #: ___________
C. Conversion Amount: ___________
D. Lowest trade price: ____ (lowest intra-day trade price in the twenty-five (25) trading days as per Exhibit A)
E. Conversion Factor: ______ (60%, as may be adjusted per the Note)
F. Conversion Price: ______ (D multiplied by E)
G. Conversion Shares: ______________ (C divided by F)
H. Remaining Outstanding Balance of Note: ___________*

* Subject to adjustments for corrections, defaults, and other adjustments permitted by the Master Note the terms of which shall control in the event of any dispute between the terms of this Conversion Notice and the Master Note.

Please transfer the Conversion Shares electronically (via DWAC) to the following account:

Broker: ____________________ Address: ____________________
DTC#: ____________________ ____________________
Account #: ____________________ ____________________
Account Name: ________________

To the extent the Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, please deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to:

____
____
____

Sincerely,

ST. GEORGE INVESTMENTS LLC

By: Fife Trading, Inc., Manager

By: ______________________________
John M. Fife, President

EXHIBIT A-1

CONVERSION WORKSHEET

Trading Day	lowest intra-day trade price	Lowest	

EXHIBIT B

SUBSEQUENT PROMISSORY NOTES #1 – #2

(See Attached)

SUBSEQUENT PROMISSORY NOTE #1

Purchase Price Date: ______, 201_ U.S. $82,500.00

FOR VALUE RECEIVED, BIOCORRX, INC., a Nevada corporation ("**Borrower**"), promises to pay ST. GEORGE INVESTMENTS LLC, a Utah limited liability company, or its successors or assigns ("**Lender**"), $82,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this "**Subsequent Note**") is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on October 1, 2015 (the "**Master Note**").

1. The Purchase Price for this Subsequent Promissory Note is $75,000.00. The initial Outstanding Balance of this Subsequent Note includes the $75,000.00 Purchase Price and a $7,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.

2. This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3. Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4. This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Purchase Price Date set forth above.

BORROWER:

BIOCORRX, INC.

By: ______________________
Name: ______________________
Title: ______________________

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

ST. GEORGE INVESTMENTS LLC

By: Fife Trading, Inc., Manager

By: ______________________
John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #2

Purchase Price Date: ______, 201_ U.S. $82,500.00

FOR VALUE RECEIVED, BIOCORRX, INC., a Nevada corporation (**"Borrower"**), promises to pay ST. GEORGE INVESTMENTS LLC, a Utah limited liability company, or its successors or assigns (**"Lender"**), $82,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this **"Subsequent Note"**) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on October 1, 2015 (the **"Master Note"**).

1. The Purchase Price for this Subsequent Promissory Note is $75,000.00. The initial Outstanding Balance of this Subsequent Note includes the $75,000.00 Purchase Price and a $7,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date.

2. This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3. Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4. This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note and the Purchase Agreement. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Purchase Price Date set forth above.

BORROWER:

BIOCORRX, INC.

By: ______________________________
Name: ____________________________
Title: _____________________________

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

ST. GEORGE INVESTMENTS LLC

By: Fife Trading, Inc., Manager

By: ______________________________
John M. Fife, President